   As filed with the Securities and Exchange Commission on August 25, 1999.

                                                   REGISTRATION NO. 333-
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           _________________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           _________________________


                               US ONCOLOGY, INC.
                  (formerly American Oncology Resources, Inc.)
             (Exact name of Registrant as specified in its charter)

            Delaware                      16825 Northchase Drive, Suite 1300              84-1213501
 (State or other jurisdiction                    Houston, Texas 77060                  (I.R.S. Employer
of incorporation or organization)      (Address of principal executive offices)       Identification No.)
                                                      (Zip Code)

                            ________________________

                       AMERICAN ONCOLOGY RESOURCES, INC.
                        1993 AFFILIATE STOCK OPTION PLAN
                            (Full title of the plan)

                           __________________________

                                Phillip H. Watts
                                General Counsel
                               US Oncology, Inc.
                       16825 Northchase Drive, Suite 1300
                             Houston, Texas  77060
                    (Name and address of agent for service)

                                 (281) 873-2674
         (Telephone number, including area code, of agent for service)

                         _____________________________

                                    Copy to:
                                Diana M. Hudson
                     Mayor, Day, Caldwell & Keeton, L.L.P.
                           700 Louisiana, Suite 1900
                             Houston, Texas  77002
                                 (713) 225-7100
                         _____________________________

                        CALCULATION OF REGISTRATION FEE

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

===================================================================================================================================
           TITLE OF                AMOUNT TO BE    PROPOSED MAXIMUM OFFERING    PROPOSED MAXIMUM AGGREGATE   AMOUNT OF REGISTRATION
  SECURITIES TO BE REGISTERED       REGISTERED        PRICE PER SHARE(1)             OFFERING PRICE(1)                FEE
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock,
par value $.01 per share (2)         2,000,000            $10.56                        $21,125,000               $5,872
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).
(2) Including an equal number of Series A Preferred Stock Purchase Rights associated with the Common Stock.

================================================================================

    INCORPORATION OF CONTENTS OF EARLIER REGISTRATION STATEMENT BY REFERENCE

     The contents of earlier registration statement, file number 333-782, are incorporated by reference and made a part hereof.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT
CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE
REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION
STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY
AUTHORIZED, IN THE CITY OF HOUSTON, STATE OF TEXAS, ON AUGUST 12, 1999.

                              US ONCOLOGY, INC.


                              By: /s/ L. FRED POUNDS
                                 -------------------------------------------
                                  L. Fred Pounds
                                  Chief Financial Officer, Vice President of
                                  Finance and Treasurer

                               POWER OF ATTORNEY

          Each of the undersigned directors and officers of US Oncology, Inc.
does hereby constitute and appoint L. Fred Pounds as the undersigned's true and lawful attorney-in-fact and agent to do any and all acts and things in the undersigned's name and behalf in the undersigned's capacities as director and/or officer, and to execute any and all instruments for the undersigned and in the undersigned's name in the capacities indicated below which such person or persons may deem necessary or advisable to enable US Oncology, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for the undersigned in the capacities indicated below any and all amendments (including post-effective amendments) hereto, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS
REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE
CAPACITIES AND ON THE DATES INDICATED.

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
Signature                                 Title                            Date
---------                                ------                            ----

/s/ R. DALE ROSS               Chairman of the Board, Chief           August 9, 1999
___________________________    Executive Officer and Director
R. Dale Ross

/s/ L. FRED POUNDS             Chief Financial Officer, Vice          August 9, 1999
___________________________    President of Finance and Treasurer
L. Fred Pounds

/s/ NANCY G. BRINKER           Director                               August 9, 1999
___________________________
Nancy G. Brinker

/s/ RUSSELL L. CARSON          Director                               August 9, 1999
___________________________
Russell L. Carson

Signature                                 Title                            Date
---------                                ------                            ----

/s/ JOHN T. CASEY
____________________________   Director                               August 9, 1999
John T. Casey

/s/ J. TAYLOR CRANDELL
____________________________   Director                               August 9, 1999
J. Taylor Crandall

/s/ JAMES E. DALTON
____________________________   Director                               August 9, 1999
James E. Dalton

/s/ ROBERT W. DALY
____________________________   Director                               August 9, 1999
Robert W. Daly

/s/ STEPHEN E. JONES, M.D.
____________________________   Director                               August 9, 1999
Stephen E. Jones, M.D.

/s/ STANLEY M. MARKS, M.D.
____________________________   Director                               August 9, 1999
Stanley M. Marks, M.D.

/s/ RICHARD B. MAYOR
____________________________   Director                               August 9, 1999
Richard B. Mayor

/s/ ROBERT A. ORTENZIO
____________________________   Director                               August 9, 1999
Robert A. Ortenzio

/s/ BOONE POWELL, JR.
____________________________   Director                               August 9, 1999
Boone Powell, Jr.

/s/ EDWARD E. ROGOFF, M.D.
____________________________   Director                               August 9, 1999
Edward E. Rogoff, M.D.

/s/ BURTON S. SCHWARTZ, M.D.
____________________________   Director                               August 9, 1999
Burton S. Schwartz, M.D.

                                 EXHIBIT INDEX
                                 -------------


 Exhibit No.                                Description
 -----------                               -------------
           4.1   Amended and Restated Certificate of Incorporation of the
                 Registrant - incorporated by reference from the Registrant's Form
                 8-K/A1 filed June 17, 1999.
           4.2   Amended and Restated By-Laws of the Registrant - incorporated by reference from the Registrant's Form 8-K/A1 filed June 17, 1999.
           4.3   Rights Agreement between the Registrant and American Stock
                 Transfer & Trust Company - incorporated by reference to Exhibit 4 to Form 8-A of the Registrant filed June 2, 1997.
           4.4   American Oncology Resources, Inc., 1993 Affiliate Stock Option
                 Plan, as amended.
             5   Opinion of Mayor, Day, Caldwell & Keeton, L.L.P.
          23.1   Consent of PricewaterhouseCoopers LLP.
          23.3   Consent of Mayor, Day, Caldwell & Keeton, LLP. (included in
                 Exhibit 5).
            24   Powers of Attorney (included on signature page of this
                 Registration Statement).